UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):      January 30, 2003
                                                       ----------------

                                 NVE Corporation
                                 ---------------
             (Exact name of registrant as specified in its charter)


                                    Minnesota
                                   ----------
                 (State or other jurisdiction of incorporation)



     000-12196                                                       41-1424202
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Commission File Number                                          I.R.S. Employer
                                                          Identification number

11409 Valley View Road, Eden Prairie, Minnesota                           55344
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(Address of principal executive offices)                             (Zip code)

Issuer's telephone number, including area code:  (952) 829-9217
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Former name, former address and former fiscal year, if changed since last report

Item 7. Financial Statements and Exhibits.

       (c) Exhibits
           Exhibit 99.1 Certification by Daniel A. Baker pursuant to 18 U.S.C.
           Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

           Exhibit 99.2 Certification by Richard George Pursuant to 18 U.S.C.
           Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


ITEM 9.  REGULATION FD DISCLOSURE

On January 30, 2003, our Chief Executive Officer and Chief Financial Officer submitted to the Securities and Exchange Commission certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. These statements are filed herein as Exhibits 99.1 and 99.2.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

                                           NVE CORPORATION

Date: January 30, 2003                     /s/ Daniel A. Baker
                                           -------------------
                                           By: Daniel A. Baker
                                           President and Chief Executive Officer